UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22507

Hanna Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                         (Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2012
For the Period from December 15, 2011 (Date of Initial Public Investment) to August 31, 2012

Paladin Long Short Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Paladin Long Short Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Paladin Long Short Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Paladin Long Short Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Paladin Long Short Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, portfolio turnover risk, non-diversified risk, new fund risk, investment advisor risk, operating risk, common stocks risk, large-cap and mega-cap securities risk, small-cap and mid-cap securities risk, risks related to investing in other investment companies, inverse and leveraged ETF risk, foreign investment risk, currency risk, depository receipts risk, options risk, and short sales risk.   More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.ncfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at www.ncfunds.com or by calling Shareholder Services at 1-800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about October 30, 2012.

For More Information on Your Paladin Long Short Fund:

See Our Web site at www.ncfunds.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-773-3863.

August 31, 2012

Dear Shareholders of the Paladin Long Short Fund,

Please note the fund manager provides a detailed monthly review of the market, the Fund’s holdings, and the Fund’s performance.  This is available to shareholders on the Fund’s website www.paladinfunds.com, by clicking “The Fund,” and then by clicking “Manager Letters.” Below are comments for the Fund’s year beginning with launch mid December 2011 through end of August 2012.

For the initial period from December 15, 2011 (Date of Initial Public Investment) through August 31, 2012, the Fund returned -4.30% compared to 15.69% for the Fund’s benchmark index, the Russell 1000 Index.

Please see the table below for the Fund’s historical performance information through the calendar quarter ended September 30, 2012.

Average Annual Total Returns		Gross
Period Ended September 30, 2012	Since Inception*	Expense Ratio**
Paladin Long Short Fund	-2.40%	3.17%
Russell 1000 Index***	18.47%

The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.ncfunds.com or call the Fund at (800)525-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

*The Fund’s inception date is December 15, 2011.

**Gross expense ratio is from the Fund’s prospectus dated November 25, 2011.

***You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

Markets

Since the Fund’s launch December 15, 2011, U.S. markets have gone through four market phases.  As 2011 ended markets had stalled and leadership was focused in defensive sectors such as utilities, healthcare, and REITs.  The European Central Bank had just committed to an easing operation “Long Term Refinancing Operation (LTRO)”, but the psychological effects of said program had yet to hit markets.  As the year turned to 2012 markets began to accelerate to the upside and a move into cyclical sectors such as industrials, financials, technology, et al began in swift fashion.  Market technicals (this viewed through the lens of technical analysis) improved substantially in the month of January.  Economic news improved versus very low expectations and U.S. corporations continued to show decent earnings momentum.  The most powerful portion of the early 2012 happened in the first six weeks of the year, but by mid February small capitalization stocks began to weaken while larger capitalization stocks which dominate the weightings of the NASDAQ and S&P 500 continued upward.  A tremendous move by Apple in quarter one of 2012 – a >10% weight in the NASDAQ - helped keep that index elevated even as many other components in the NASDAQ weakened. However volatility in the market remained low, even as a narrower set of stocks carried the market.  This stance continued through early April when more broad weakness began to emerge.

Phase two saw the continued deterioration in market conditions in April of 2012, with an increase in volatility.  Economic news domestically and abroad began to show weakness and stresses over European sovereign debt issues – namely Greece, Spain, and Italy began anew for a third straight spring.  This led to sharp selloffs in markets in May (approximately 10% in the S&P 500 from peak to trough), which turned out to be the worst performing month thus far in 2012.  At that point the question was would markets see a repeat of summer 2011 and 2010 when European sovereign concerns led to substantial selloffs in the 15-20%+ range.

In phase three – June and July 2012 – the markets went through a cycle of violent moves up and down in short periods of time, usually based on overnight news or rumors from Europe.  Many sessions in the U.S. were negative during market hours, but would be followed by large “gap ups” (when markets open at a substantially higher price than they closed the previous day).  At one point in the summer U.S. markets were down 15 of 22 sessions, but those 7 up sessions were so powerful that the market was up in that 22 session time frame.   While the news flow was similar to the previous two summers the market trailed upward rather than downward, with the lion’s share of the gains coming in a very limited amount of sessions.  During this time a renewed focus on new actions by central bankers in the U.S. came to dominate markets.  By late July, Mario Draghi – the head of the European Central Bank – famously quoted he would do whatever was necessary to maintain the Euro, which led to a surge in global markets.  Defensive stocks, housing, and some select technology tended to dominate this period.

After a better than expected U.S. labor report to begin August, markets embarked on phase four of the year which was a placid, low volatility, sideways to upward trend in sharp contrast to phase three.   Many of the same pro cyclical sectors that marked the strength in January and February 2012 were once again in favor.  As the month ended, expectations of actions by both the ECB and U.S. Federal Reserve to “support markets’ were ingrained into the market psyche.   Key among those was ECB support for Spanish and Italian debt markets.  While U.S. economic data seemed to stabilize at constrained levels, data in Europe was weak, and China showed significant signs of slowdown.

Fund Positioning
Year 2012 was a unique year for obvious reasons as it was the Fund’s initial launch year.  During the market’s strongest period in January through mid to latter February the Fund was receiving its initial assets from investors.   As such, the Fund was not deploying a full strategy during this time, as asset size was changing relatively dramatically from week to week.  By the time a good portion of assets were in the Fund by March, some technical conditions in the market had begun to weaken.  Further, a narrowing of stocks leading the markets upward – with significant weakness in the smaller cap oriented Russell 2000 versus the larger cap indexes – led to caution.  Therefore, the Fund was positioned in conservative fashion leading to a significant lag versus the Russell 1000 during quarter one.  However, some relative performance versus indexes was created in latter April through end of May when the market was in its sharpest mode of selloff.

The largest struggle of the year for the Fund was June-July 2012.  Markets with extreme volatility and subject to rumor and headline news are not the type Fund management wants to have major exposure to.  The violence of market movements during this time frame was striking and very similar to the previous two summers.  However, unlike the previous two years when the summers marked serious selloffs and the Fund’s conservative position would have been to advantage, in 2012 the market created gains and the Fund suffered in relative performance.  That said, the bipolar action in the market and heightened volatility is not typically one that leads to sustained gains but this was an atypical outcome for markets.

As of early August, after volatility quieted, pro cyclical sectors came into favor, and the technical conditions of the markets improved the Fund deployed a substantial amount of its assets from cash into long biased positions.  This would have been a similar posture the Fund would have maintained in quarter one of the year if the majority of Fund assets were already acquired.  While economic issues remain in most parts of the world, European sovereign debt issues remain, and earnings for U.S. corporations appear to be facing a period of slow growth and/or stagnation, the current market belief is central banker liquidity will overcome these issues or at least “kick the can”.  So until that thesis changes, the Fund will partake in the dance if you will.   If price action and/or volatility revert to less positive tones, the Fund will also revert to a more defensive posture.

In conclusion, much of the Fund’s laggard performance versus the Russell 1000 in 2012 was due to (a) Fund launch during the market’s strongest period of the year and (b) far too conservative asset allocation through the post May 2012 period, as markets reacted far more positively to the potential for central bank action and European rescue actions than they had the previous two summers.   Since latter 2007 the market has been continuously battered by “once in a lifetime” type of financial events from the U.S. financial crisis to the Great Recession to Europe’s multi-year sovereign debt woes. Hence there is little precedent for what has been attempted by governments and central banks around the world, and their growing impact on financial markets, so all market participants are adjusting to this new era of investing.

With warmest regards,

Mark Hanna

Paladin Long Short Fund

Performance Update (Unaudited)

For the period from December 15, 2011 (Date of Initial Public Investment) to August 31, 2012

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at December 15, 2011 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Paladin Long Short Fund versus the Russell 1000 Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

	Average Annual Total Returns
			Gross
	As of	Since	Expense
	August 31, 2012	Inception*	Ratio**
	Paladin Long Short Fund	-4.30%	3.17%
	Russell 1000 Index	15.69%

*	For the period from December 15, 2011 (Date of Initial Public Investment) to August 31, 2012.
**	The gross expense ratio shown is from the Fund's prospectus dated November 25, 2011.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Paladin Long Short Fund

Schedule of Investments

As of August 31, 2012
		Shares	Value (Note 1)

COMMON STOCKS - 58.25%

Consumer Discretionary - 12.47%
*	Amazon.com, Inc.	700	$173,789
	The Home Depot, Inc.	2,000	113,514
	Lennar Corp. - Cl. A	2,500	81,075
*	Michael Kors Holdings Ltd.	2,150	115,993
	Ralph Lauren Corp.	500	79,345
*	Toll Brothers, Inc.	4,000	130,840
*	Under Armour, Inc.	1,000	58,210
*	Urban Outfitters, Inc.	2,000	75,080
	Whirlpool Corp.	1,000	75,470
			903,316
Consumer Staples - 4.27%
*	Constellation Brands, Inc.	2,500	82,325
	The Coca-Cola Co.	4,000	149,720
	Whole Foods Market, Inc.	800	77,400
			309,445
Energy - 1.77%
	Phillips 66	1,850	77,663
	Schlumberger Ltd.	700	50,666
			128,329
Financials - 1.72%
	Citigroup Inc.	2,000	59,420
	Ventas, Inc.	1,000	65,490
			124,910
Health Care - 5.07%
*	Alexion Pharmaceuticals, Inc.	600	64,326
*	ARIAD Pharmaceuticals, Inc.	5,000	102,800
	PerkinElmer, Inc.	3,000	81,870
*	Pharmacyclics, Inc.	1,000	66,920
*	Valeant Pharmaceuticals International, Inc.	1,000	51,270
			367,186
Industrials - 8.06%
	Illinois Tool Works, Inc.	1,500	88,935
	Ingersoll-Rand PLC	2,500	116,950
	Kansas City Southern	1,050	81,197
*	Owens Corning	2,500	83,425
	United Technologies Corp.	1,500	119,835
*	WABCO Holdings, Inc.	1,600	93,952
			584,294

			(Continued)

Paladin Long Short Fund

Schedule of Investments

As of August 31, 2012
		Shares	Value (Note 1)

COMMON STOCKS (continued)

Information Technology - 17.10%
	Apple, Inc.	275	$182,941
	Broadcom Corp. - Cl. A	3,000	106,590
*	eBay, Inc.	3,000	142,410
*	Equinix, Inc.	400	79,060
*	Fusion-io, Inc.	1,400	39,228
*	Google, Inc. - Cl. A	400	274,036
	Lender Processing Services, Inc.	3,500	98,245
*	LinkedIn Corp. - Cl. A	800	85,840
	Oracle Corp.	2,000	63,300
*	Rackspace Hosting, Inc.	2,000	119,960
*	VeriSign, Inc.	1,000	47,680
			1,239,290
Materials - 7.79%
	Agrium, Inc.	700	68,866
	Ashland, Inc.	1,300	95,745
	Eagle Materials, Inc.	2,600	110,890
	Eastman Chemical Co.	1,500	82,890
	Freeport-McMoRan Copper & Gold, Inc.	2,000	72,220
	Rock-Tenn Co. - Cl. A	2,000	133,540
			564,151

	Total Common Stocks (Cost $4,221,338)		4,220,921

EXCHANGE TRADED PRODUCTS - 14.32%

Equities - 6.45%
*	The Active Bear ETF	4,000	85,920
	iShares Russell 2000 Index Fund	1,000	81,130
	SPDR S&P 500 ETF Trust	1,000	141,160
	SPDR S&P Homebuilders ETF	5,000	117,950
	SPDR S&P Metals & Mining ETF	1,000	40,940
			467,100
Fixed Income - 7.87%
	iShares Barclays 20+ Year Treasury Bond Fund	200	25,544
	iShares Barclays MBS Bond Fund	5,000	545,150
			570,694

	Total Exchange Traded Products (Cost $1,037,972)		1,037,794

			(Continued)

Paladin Long Short Fund

Schedule of Investments

As of August 31, 2012
	Number of Contracts	Exercise Price	Maturity Date	Value (Note 1)

PUT OPTION PURCHASED - 0.07%
* SPDR S&P 500 ETF Trust	22	$138.00	10/20/2012	$5,390

Total Put Option Purchased (Cost $7,255)				5,390

CALL OPTIONS PURCHASED - 0.07%
* Intel Corporation	30	$25.00	10/20/2012	2,730
* Questcor	8	$45.00	10/20/2012	2,160

Total Call Options Purchased (Cost $6,629)				4,890

		Interest	Maturity
	Principal	Rate	Date
TREASURY BILL - 22.77%
United States Treasury Bill	$1,650,000	0.00%	11/1/2012	1,649,800

Total Treasury Bill (Cost $1,649,780)				1,649,800

			Shares
SHORT-TERM INVESTMENT - 9.10%
§	Federated Prime Obligations Fund, 0.15%		659,788	659,788

Total Short-Term Investment (Cost $659,788)				659,788

Total Value of Investments (Cost $7,582,762) - 104.58%				$7,578,583

Liabilities in Excess of Other Assets - (4.58)%				(332,104)

Net Assets - 100%				$7,246,479

* Non-income producing investment
§ Represents 7 day effective yield

The following acronym is used in this portfolio:
PLC - Public Limited Company

				(Continued)

Paladin Long Short Fund

Schedule of Investments

As of August 31, 2012

Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Consumer Discretionary	12.47%	$903,316
Consumer Staples	4.27%	309,445
Energy	1.77%	128,329
Financials	1.72%	124,910
Health Care	5.07%	367,186
Industrials	8.06%	584,294
Information Technology	17.10%	1,239,290
Materials	7.79%	564,151
Exchange Traded Products	14.32%	1,037,794
Put Option Purchased	0.07%	5,390
Call Options Purchased	0.07%	4,890
Treasury Bill	22.77%	1,649,800
Short-Term Investment	9.10%	659,788
Total	104.58%	$7,578,583

			(Continued)

Paladin Long Short Fund

Schedule of Investments

As of August 31, 2012
	Shares	Value (Note 1)

SECURITIES SOLD SHORT - (3.08%)

COMMON STOCKS - (2.62%)

Consumer Discretionary - (1.34%)
Weight Watchers International, Inc.	700	$33,432
Yum! Brands, Inc.	1,000	63,720
		97,152
Health Care - (1.28%)
McKesson Corp.	600	52,290
Timken Co.	1,000	40,160
		92,450

Total Common Stocks (Proceeds $188,790)		189,602

EXCHANGE TRADED PRODUCT - (0.46%)
PowerShares DB US Dollar Index Bullish Fund	1,500	33,450

Total Exchange Traded Product (Proceeds $33,375)		33,450

Total Securities Sold Short (Proceeds $222,165)		$223,052

See Notes to Financial Statements

Paladin Long Short Fund

Statement of Assets and Liabilities

As of August 31, 2012

Assets:
Investments, at value (cost $7,582,762)	$7,578,583
Deposits with Broker	105,831
Receivables:
Investments sold	5,689,819
Fund shares sold	15,191
Dividends and interest	6,194

Total assets	13,395,618

Liabilities:
Securities Sold Short, at value (proceeds $222,165)	223,052
Payables:
Investments purchased	5,543,121
Fund shares repurchased	369,267
Accrued expenses
Administration fees	3,609
Advisory fees	8,511
Other expenses	1,579

Total liabilities	6,149,139

Net Assets	$7,246,479

Net Assets Consist of:
Paid in Capital	$7,657,236
Accumulated net investment loss	(95,642)
Accumulated net realized loss on investments	(310,049)
Net unrealized depreciation on investments	(5,066)

Total Net Assets	$7,246,479
Shares Outstanding, no par value (unlimited authorized shares)	757,048
Net Asset Value, Maximum Offering Price and Redemption Price Per Share (a)	$9.57

(a)	The fund charges a 2% redemption fee on redemptions made within 180 days of initial purchase.

See Notes to Financial Statements

Paladin Long Short Fund

Statement of Operations

For the period from December 15, 2011 (Date of Initial Public Investment) to August 31, 2012

Investment Income:
Interest	$392
Dividends	31,988

Total Investment Income	32,380

Expenses:
Advisory fees (note 2)	76,788
Administration fees (note 2)	36,857
Distribution and service fees (note 3)	15,358
Dividends on securities sold short	1,176

Total Expenses	130,179

Net Investment Loss	(97,799)

Realized and Unrealized Loss on Investments:

Net realized loss from:
Investments	(136,955)
Options purchased	(118,708)
Securities sold short	(54,386)

Change in unrealized depreciation on:
Investments	(575)
Options purchased	(3,604)
Securities sold short	(887)

Net Realized and Unrealized Loss on Investments	(315,115)

Net Decrease in Net Assets Resulting from Operations	$(412,914)

See Notes to Financial Statements

Paladin Long Short Fund

Statement of Changes in Net Assets

For the period from December 15, 2011 (Date of Initial Public Investment) to August 31, 2012

Operations:
Net investment loss	$(97,799)
Net realized loss from investment transactions	(310,049)
Change in unrealized depreciation on investments	(5,066)

Net Decrease in Net Assets Resulting from Operations	(412,914)

Capital Share Transactions:
Shares sold	10,401,032
Redemption fees (Note 1)	7,709
Shares repurchased	(2,749,348)

Increase from Capital Share Transactions	7,659,393

Net Increase in Net Assets	7,246,479

Net Assets:
Beginning of period	-
End of period	$7,246,479

Accumulated Net Investment Loss	$(95,642)

Share Information:
Shares sold	1,040,724
Shares repurchased	(283,676)
Net Increase in Capital Shares	757,048
Shares Outstanding, Beginning of Period	-
Shares Outstanding, End of Period	757,048

See Notes to Financial Statements

Paladin Long Short Fund

Financial Highlights

For a share outstanding during the period
from December 15, 2011 (Date of Initial Public Investment) to August 31, 2012

Net Asset Value, Beginning of Period	$10.00

Loss from Investment Operations
Net investment loss	(0.13)
Net realized and unrealized loss on securities	(0.31)

Total from Investment Operations	(0.44)

Paid in Capital
Paid in capital (from redemption fees) (note 1)	0.01

Total Paid in Capital	0.01

Net Asset Value, End of Period	$9.57

Total Return	(4.30)%	(b)

Net Assets, End of Period (in thousands)	$7,246

Ratios of:
Expenses to Average Net Assets	2.12%	(a)(c)
Net Investment Loss to Average Net Assets	(1.59)%	(a)(c)

Portfolio turnover rate	8244%	(b)

(a) Annualized.
(b) Not annualized.
(c) The ratios include 0.02% attributed to dividends on securities sold short

See Notes to Financial Statements

Paladin Long Short Fund

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Paladin Long Short Fund (“Fund”) is a series of the Hanna Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is classified as a non-diversified company as defined in the 1940 Act.

The Fund commenced operations on December 15, 2011. The Fund’s investment advisor, Hanna Capital LLC (the “Advisor”), seeks to achieve the Fund’s investment objective of capital appreciation by using both long and short strategies.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Listed securities and other securities traded in the over-the-counter market for which no sale was reported on that date are valued at the most recent bid price. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith by either a valuation committee or the Fund’s Investment Advisor in accordance with procedures established by, and under the supervision of, the Fund’s Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4:00 p.m. Eastern Time (the “Valuation Time”).  For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option.  Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time.  If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Paladin Long Short Fund

Notes to Financial Statements

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs as of August 31, 2012 for the Fund’s investments measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Common Stocks*	$4,220,921	$4,220,921	$-	$-
Exchange Traded Products*	1,037,794	1,037,794	-	-
Put Option Purchased	5,390	5,390	-	-
Call Options Purchased	4,890	4,890	-	-
Treasury Bill	1,649,800	-	1,649,800	-
Short-Term Investment	659,788	659,788	-	-
Total Assets	$7,578,583	$5,928,783	$1,649,800	$-

Liabilities
Securities Sold Short
Common Stocks*	$189,602	$189,602	$-	$-
Exchange Traded Product	33,450	33,450	-	-
Total Liabilities	$223,052	$223,052	$-	$-

*For a detailed breakout by industry, please refer to the Schedule of Investments.
(a) The fund had no significant transfers into or out of Level 1, 2, or 3 during the period ended August 31, 2012.

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statements of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The following table sets forth the effect of the option contracts on the Statement of Assets and Liabilities for the period ending August 31, 2012:

Derivative Type	Location	Value
Equity Contracts – purchased options	Investments, at value	$10,280

(Continued)

Paladin Long Short Fund

Notes to Financial Statements

The following table sets forth the effect of the option contracts on the Statement of Operations for the period ending August 31, 2012:

Derivative Type	Location	Gains (Losses)
Equity Contracts – purchased options	Net realized loss from options purchased	$(118,708)
Equity Contracts – purchased options	Change in unrealized depreciation on options purchased	$ (3,604)

The amounts of realized and changes in unrealized losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income and expenses are recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 2.00% on redemptions of Fund shares occurring within 180 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.  The Fund charged $7,709 in redemption fees during the period ended August 31, 2012.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Options
The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event

(Continued)

Paladin Long Short Fund

Notes to Financial Statements

that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Purchased options are non-income producing securities.

Short Sales
A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

2.	Transactions with Affiliates & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation from the Fund in the form of a variable performance-based incentive fee.  The fee is comprised of two separate component fees: (i) a base rate of 1.25% of the average daily net assets of the Fund (fulcrum fee) and (ii) a performance incentive fee described in the Prospectus that will range from -0.20% to +0.20% of average daily net assets for the prior 12-month period.  The Advisor will only receive the fulcrum fee for the Fund’s first 12 months of operations so that a performance record can be established for the Fund.  In agreement with these terms, the Fund paid $76,788 in advisory fees for the period ended August 31, 2012.

The Advisor has entered into an Operating Plan with the Fund’s Administrator through January 1, 2013, under which it has agreed to make payments to the Administrator when the Fund is at lower asset levels and to assume certain expenses of the Fund outlined in the Operating Plan. The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan.

Administrator
The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the regular operating expenses of the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is 0.60% if the average daily net assets are under $40 million and gradually decreases to an annual rate of 0.105% once the average daily net assets reach $1.135 billion or more.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all regular operating expenses not assumed by the Advisor, including, without limitation:  the fees and expenses of its independent accountants, of its legal counsel, and of its Trustees; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; ongoing filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.  The Fund paid $36,857 of administration fees for the period ended August 31, 2012.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

(Continued)

Paladin Long Short Fund

Notes to Financial Statements

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust may also be officers of the Advisor, the Distributor, the Administrator, or NCS.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund’s average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the period ended August 31, 2012, $15,358 in fees were incurred by the Fund.

4.	Purchases and Sales of Investment Securities

For the period ended August 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Initial Period	Purchases of Securities	Proceeds from Sales of Securities
December 15, 2011 – August 31, 2012	$313,994,731	$308,595,312

There were no long-term purchases or sales of U.S Government Obligations during the period ended August 31, 2012.

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax period of August 31, 2012.  As of and during the period ended August 31, 2012, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.

(Continued)

Paladin Long Short Fund

Notes to Financial Statements

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses.  For the period ended August 31, 2012, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	$(2,157)
Accumulated Net Investment Loss	2,157

At August 31, 2012, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$7,415,542

Unrealized Appreciation	2,693
Unrealized Depreciation	(62,704)
Net Unrealized Depreciation	(60,011)
Post October and Late Year Losses	(350,746)

Distributable Earnings	$(410,757)

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the tax deferral of losses from wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.

6.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.	New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact the new pronouncements will have on the financial statement disclosures.

(Continued)

Paladin Long Short Fund

Notes to Financial Statements

8.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Hanna Investment Trust
and the Shareholders of the Paladin Long Short Fund

We have audited the accompanying statement of assets and liabilities of the Paladin Long Short Fund, a series of shares of beneficial interest of Hanna Investment Trust, including the schedule of investments, as of August 31, 2012, and the related statements of operations and changes in net assets and the financial highlights for the period December 15, 2011 (commencement of operations) to August 31, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Paladin Long Short Fund as of August 31, 2012, the results of its operations, the changes in its net assets and its financial highlights for the period December 15, 2011 to August 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 26, 2012

Paladin Long Short Fund

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended August 31, 2012.

During the fiscal year, no long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Paladin Long Short Fund

Additional Information (Unaudited)

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$963.70	$10.56
	$1,000.00	$1,014.38	$10.84
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 2.15%,    multiplied by 184/366 (to reflect the one-half year period).

5.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  For service as an Independent Trustee, each such Trustee received $1,500 during the fiscal year ended August 31, 2012.  The Chairman of the Audit Committee received an additional $750.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Year
Independent Trustees
Jeffry H. King, Sr. Age: 69	Trustee	Since 5/11	Chief Executive Officer, Quaker Funds, Inc. (investment advisor) since 1996. Previously, Registered Representative, Citco Mutual Fund Distributors, Inc. (fund distribution) from 2006-2007; Chairman, Citco Mutual Fund Services, Inc. (fund administration and transfer agency) from 1999 to 2005; Registered Representative, Radnor Research & Trading Company, LLC; (broker-dealer) from 2005 to 2006); and Chairman and CEO, Quaker Securities Inc. (broker-dealer) from 1990 to 2005.	1	Independent Trustee of the Quaker Investment Trust for its nine series (registered investment company).

Paladin Long Short Fund

Additional Information (Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Year
Theo H. Pitt, Jr. Age: 76	Trustee and Chairman	Since 5/11	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999 and Partner, Pikar Properties (real estate) since 2001. Previously, Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003 to 2008.	1
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, and Starboard Investment Trust for its nineteen series (all registered investment companies).  Previously, Independent Trustee of Hillman Capital Management Investment Trust for its one series from 2000 to 2009,  NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust  for its one series from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies).

Interested Trustee
Mark Hanna Age: 39	Trustee, President and Treasurer	Since 5/11	CEO and CCO of Hanna Capital LLC (advisor to the Fund) since 2009; freelance writer for Euro Pacific Capital Inc. (broker-dealer) since 2007; financial blogger since 2007. Previously, senior financial analyst, Tower Automotive (automotive parts and equipment) from 2005 to 2006.	1	None
Other Officers
Greyson L. Davis Age: 34	Chief Compliance Officer	Since 5/11	Fund Accounting Team Manager, The Nottingham Company since 2001.	n/a	n/a
T. Lee Hale, Jr. Age: 34	Assistant Treasurer	Since 5/11
Fund Accounting Team Manager, The Nottingham Company since September 2011; previously, Director of Financial Reporting, The Nottingham Company from 2009 - 2011; principal of Lee Hale Contracting (marine industry consulting).
				n/a	n/a
A. Vason Hamrick Age: 35	Secretary	Since 5/11	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

Paladin Long Short Fund
is a series of
Hanna Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services, LLC	Hanna Capital LLC
116 South Franklin Street	17520 W. Twelve Mile Road
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	Suite 105A Southfield, MI 48076

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	ncfunds.com

Item 2. CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)       Not applicable.

(a)(3)
At this time, the registrant believes that the collective knowledge and experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit FeesU – Audit fees for the registrant for the fiscal year ended August 31, 2012 was $11,500.  These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for this fiscal year.

(b)
UAudit-Related FeesU – There were no additional fees billed in the fiscal year ended August 31, 2012 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
UTax FeesU – The tax fees billed in fiscal year ended August 31, 2012 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning was $2,000. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)
UAll Other Fees – The registrant was billed a fee of $2,000.00 in the fiscal year ended August 31, 2012 which was associated with the initial balance sheet audit and procedures by the Accountant of the seed capital used to capitalize the registrant’s inception of its initial fund.  There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal year ended August 31, 2012.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last fiscal year at an audit committee meeting of Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal year ended August 31, 2012 was $2,000.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser for fiscal year August 31, 2012.

(h)	Not applicable.

Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

    Not applicable.

Item 6.      SCHEDULE OF INVESTMENTS.

  A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

        Not applicable.

Item 10.       SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

         None.

Item 11.       CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer/Principal Financial Officer has concluded that the registrant’s disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hanna Investment Trust

By: (Signature and Title)	/s/ Mark Hanna
Date: November 2, 2012	Mark Hanna Trustee, President, Treasurer, Principal Executive Officer and Principal Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Mark Hanna
Date: November 2, 2012	Mark Hanna Trustee, President, Treasurer, Principal Executive Officer and Principal Financial Officer Hanna Investment Trust